                                                                Exhibit 10(d)
                       FIRST AMENDMENT TO LOAN AGREEMENT

               THIS FIRST AMENDMENT (this "Amendment") to the Loan Agreement is entered into as of the 1st day of September, 1994, by and between Metatec Corporation, Metatec/Discovery Systems, Inc. (collectively, on a joint and several basis, the "Company") and The Huntington National Bank (the "Bank").

                                   RECITALS:

               A. As of May 13, 1994, the Company and the Bank executed a certain Loan Agreement (the "Loan Agreement") which sets forth the terms of certain extensions of credit to the Company; and

               B. In connection with the Loan Agreement, the Company executed and delivered to the Bank certain other loan documents, a revolving promissory note, a draw term promissory note, a security agreement for equipment, uniform commercial code financing statements, certificates, agreements, and instruments in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing are collectively referred to as the "Loan Documents"); and

               C. The Company and the Bank desire to extend additional credit to the Company subject to specific terms and conditions.

               NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

               1. Definitions. All capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Loan Agreement.

               2. A new Section 1.4 is hereby added to the Loan Agreement and shall recite in its entirety:

               1.4 The Mortgage Loan. The Bank, subject to the terms and conditions hereof, will make loans and advances to the Company on a secured basis in the principal amount of $4,800,000.00 (the "Mortgage Loan").

               3. The first sentence of Section 1.3, "Limitations of Advances," of the Loan Agreement is hereby amended to recite in its entirety:

               The Term Loan, the Revolving Loan, and the Mortgage Loan are hereinafter sometimes collectively referred to as the "Loan."


The remainder of Section 1.3 shall remain as originally written.

               4. Section 2.1, "Interest Rates and Evidence of Loan," is hereby amended to recite in its entirety:

               Interest Rates and Evidence of Loan. The Company agrees to pay the Bank monthly interest on the unpaid balance of the Loan at the rates of interest and in the manner set forth in the notes evidencing the Loan. In addition, the Company agrees to make principal payments in the manner set forth in the notes evidencing the Loan. The Loan shall be evidenced by promissory notes executed of even date herewith and by a mortgage note dated September 1, 1994, or evidenced by promissory notes subsequently executed in substitution therefor or addition therewith, each in substantially the form set forth in Exhibits A-1 and A-2 to the Loan Agreement and in Exhibit A-3 to a certain First Amendment to Loan Agreement dated September 1, 1994 Repayment of the Loan shall be made in accordance with the terms of the notes then outstanding pursuant to the Loan Agreement and this Amendment. Each advance request of the Company under the Term Loan, the Revolving Loan or the Mortgage Loan shall be accompanied by such documents or communications acceptable to the Bank in its sole and absolute discretion.

               5. Section 2.3, "Use of Proceeds," is hereby amended to add the following sentence at the end of Section 2.3:

               The net proceeds of the Mortgage Loan will be used (a) to finance the purchase of approximately seven acres of real estate together with the improvements thereon currently leased to the Company and owned by Jeffrey M. Wilkins and (b) to finance the permanent improvements to the Company's facility located on approximately eight acres of adjoining real estate.

               6. A new Section 3.2 is hereby added to the Loan Agreement and shall recite in its entirety:

               3.2 Security for the Mortgage Loan. The Mortgage Loan shall be secured by a first and exclusive mortgage, assignment of rents and security interest in real estate located at 7001 Metatec Blvd., Columbus, Ohio, further described in a certain Open-End Mortgage, Assignment of Rents and Security Agreement executed by the Company, dated of even date herewith (the "Mortgage").

               7. Section 7.1, "Events of Default," subsection (d) is hereby amended to recite in its entirety:

               (d) The Company fails to perform or observe any agreement, term, or covenant contained in the Security Agreements, or in the Mortgage, and such failure continues for more than ten (10) days after such failure shall first become known to any officer of the Company;

               8. Mortgage Note. Concurrently with the execution of this Amendment, the Company shall execute and deliver to the Bank a promissory note the "Mortgage Note" in the form of Exhibit A-3 to this Amendment to evidence the "Mortgage Loan," as that term is defined in the Loan Agreement, as amended hereby.

               9. Conditions of Effectiveness. This Amendment shall become effective as of September 1, 1994, upon satisfaction of all of the following conditions precedent:

               (a) The Bank shall have received two duly executed copies of the First Amendment to Loan Agreement and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Bank, each of which shall be in form and substance satisfactory to the Bank and its counsel; and

               (b) The representations contained in paragraph 10 below shall be true and accurate; and

               (c) The Company shall execute and deliver to the Bank all of the documents required by, and shall have performed and complied to the satisfaction of the Bank and its counsel with all the agreements and conditions contained in Exhibit 9(c) to this Amendment (see conditions on Closing Memo).

               10. Representations. The Company represents and warrants that after giving effect to this Amendment (a) each and every one of the representations and warranties made by or on behalf of the Company in the Loan Agreement or in the Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the express terms thereof, solely to a date prior hereto; (b) the Company has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Loan Agreement and Loan Documents; and (c) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default.

               11. Amendment to Loan Agreement. (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement" "hereunder," "hereof," "herein" or words of similar import, and each reference in the Loan Documents to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby. (b) Except as modified herein, all of the representations, warranties, terms, convenants and conditions of the Loan Agreement, the Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder. (c) The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Bank's rights under or of any other term or provisions of the Loan Agreement, any Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Company which would require the consent of the Bank. (d) The Company ratifies and confirms each term, provision, condition and covenant set forth in the Loan Agreement and the Loan Documents and acknowledges that the agreement set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.

               12. Authority. The Company hereby represents and warrants to the Bank that (a) the Company has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of the Company has been duly authorized to execute and deliver the same and bind the Company with respect to the provisions provided for herein; (c) the execution and delivery hereof by the Company and the performance and observance by the Company of the provisions hereof do not violate or conflict with the articles of incorporation, regulations or by-laws of the Company; (d) the execution and delivery hereof by the Company and the performance and observance by the Company of the provisions hereof do not violate or conflict with any law applicable to the Company or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against the Company, except to the extent that such violation, conflict, breach, or default will not materially and adversely affect the business, properties or condition (financial or otherwise) of the Company; and (e) this Amendment constitutes a valid and legally binding obligation upon the Company in every respect.

               13. Counterparts. This Amendment may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.

               14. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio.

               IN WITNESS WHEREOF, the Company and the Bank have hereunto set their hands at Columbus, Ohio on the date first set forth above.

                                       THE COMPANY:

                                       METATEC CORPORATION

                                       By: /s/ William H. Largent
                                          --------------------------------------

                                       Its: Vice President - Finance
                                           -------------------------------------

                                       METATEC/DISCOVERY SYSTEMS, INC.


                                       By: /s/ Gregory T. Tillar
                                          --------------------------------------

                                       Its: C.O.O.
                                           -------------------------------------



                                       THE BANK:

                                       THE HUNTINGTON NATIONAL BANK


                                        By: /s/ Daniel W. Huffman
                                           -------------------------------------

                                        Its: Assistant Vice President
                                            ------------------------------------

                                  EXHIBIT A-3

                          THE HUNTINGTON NATIONAL BANK
                                 MORTGAGE NOTE


===============================================================================

City Office                   Division            Branch            [X] Secured
            ----------------           ----------        ----------

Account No.                                Note No.               [ ] Unsecured
            -----------------------------           ------------

Account Name    METATEC CORPORATION AND METATEC/DISCOVERY SYSTEMS, INC.

[XXX] corporation  [   ] partnership  [   ] individual/proprietorship

[   ]  other
            -------------------------------------------------------------------

===============================================================================


$4,800,000.00                 Columbus, Ohio                 September 1, 1994


             FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of The Huntington National Bank (hereinafter "Bank," which term shall include any holder hereof) at its office located at 41 South High Street, Columbus, Ohio, or at such other place as Bank may designate, Four Million Eight Hundred Thousand Dollars ($4,800,000.00) (hereinafter the "Principal Sum"), together with interest from the date of disbursement at the applicable rate set forth below. The undersigned promise to pay the Principal Sum and the interest thereon at the times and in the manner hereinafter provided in this note (this "Note").

             This Note is executed and the advance contemplated hereunder are to be made pursuant to a Loan Agreement by and between the undersigned and the Bank dated May 13, 1994, and a First Amendment to Loan Agreement by and between the undersigned and the Bank dated September 1, 1994, and all amendments, modifications, and supplements thereto from time to time (hereinafter called the "Loan Agreement"), and all the covenants, representations, agreements, terms, and conditions contained therein, including but not limited to additional conditions of default, are incorporated herein as if fully rewritten.

INTEREST

             Interest will accrue on the unpaid balance of the Principal Sum until paid at a variable interest rate equal to one-half of one percent (1/2%) per annum in excess of the Prime Commercial Rate of The Huntington National Bank from time to time in effect.

MANNER OF PAYMENT

             Payments only of accrued interest on the Principal Sum shall be due and payable beginning October 1, 1994, and continuing on the first day of each month thereafter through and including January 1, 1995. Thereafter, the Principal Sum and accrued interest shall be due and payable in thirty-six consecutive monthly payments of $46,566.74 beginning February 1, 1995, and continuing on the first day of each month thereafter until maturity, whether maturity occurs by lapse of time or acceleration, or otherwise; provided, however, if the monthly installments made during any calendar quarter shall be insufficient to pay the accrued interest on the Principal Sum plus the scheduled principal reduction for such calendar quarter pursuant to the amortization schedule attached hereto as Exhibit A (the "Amortization Schedule"), the undersigned, once each calendar quarter, within five days after notice from the Bank of additional amounts due and payable of the Principal Sum, agrees to pay such additional payments of the Principal Sum as shall be required to reduce the Principal Sum to an amount not exceeding the scheduled Principal Sum under the Amortization Schedule as of the end of such calendar quarter.

             One final payment in the amount of the unpaid principal balance and accrued, unpaid interest shall be due and payable on January 1, 1998 (hereinafter the "Maturity Date").

             All interest shall be calculated on the basis of a 360-day year for the actual number of days the Principal Sum or any part thereof remains unpaid.

             Upon the occurrence of an "Event of Default" pursuant to the Loan Agreement, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, at a variable rate of interest per annum, which shall change in the manner set forth below equal to three and one-half percent per annum in excess of the Prime Commercial Rate from time to time in effect.

             As used herein, "Prime Commercial Rate" shall mean the interest rate established by The Huntington National Bank (hereinafter "Bank"), Columbus, Ohio, from time to time based upon its consideration of economic, money market, business and competitive factors, and it is not necessarily the Bank's most favored rate. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the obligation evidenced hereby shall change automatically without notice to the undersigned immediately with each change in the Prime Commercial Rate.

LATE CHARGE

             Any installment or other payment not made within ten (10) days of the date such payment or installment is due shall be subject to a late charge equal to five percent of the amount of the installment or payment.

DEFAULT

             Upon the occurrence of any of the following events:

                           (a) the undersigned fails to make any monthly
                    installment of the accrued interest and Principal Sum on or before the date such installment is due;

                           (b) an "Event of Default" under the Loan Agreement
                    shall have occurred and be continuing;

then the Bank may, at its option, without notice or demand, accelerate maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

SECURITY

             This Note is secured by a Mortgage, Assignment of Rents and Security Agreement (herein "Mortgage") encumbering property located in Franklin County, Ohio executed by Metatec Corporation dated of even date herewith, and shall be construed in accordance with the laws of the State of Ohio. The obligations evidenced hereby may from time to time be evidenced by another promissory note or notes given in substitution, renewal or extension hereof, and the Mortgage shall remain in full force and effect notwithstanding any such substitution, renewal, or extension. All remedies provided for herein upon any default by the undersigned shall be cumulative and not exclusive.

GENERAL PROVISIONS

             Each of the parties executing this Note, and any indorser, surety, or guarantor, hereby jointly and severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, waive the defenses of impairment of collateral for the obligation evidenced hereby, impairment of a person against whom the Bank has any right of recourse, and any defenses of any accommodation maker and consent that without discharging any of them the time of payment and any other provision of this promissory note may be extended or modified an unlimited number of times before or after maturity without notice to the undersigned. Each of the undersigned jointly and severally agrees that it will pay the obligations evidenced hereby, irrespective of any action or lack of action on the Bank's part in connection with the acquisition, perfection, possession, enforcement, disposition, or modification of all the obligations evidenced hereby or any and all security therefore, and no omission or delay on the Bank's part in exercising any right against, or taking any action to collect from or pursue the Bank's remedies against any party hereto will release, discharge, or modify the duties of the undersigned, or any of them, to make payments hereunder.
Each of the undersigned agrees that the Bank, without notice to or further consent from the undersigned, may release or modify any collateral, security, document or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of the undersigned, or any of them, hereunder. Each of the undersigned agrees that the Bank will not be required to pursue or exhaust any of its rights or remedies against the undersigned, or any of them, or any guarantors of the obligations evidenced hereby with respect to the payment of any said obligations, or to pursue, exhaust or preserve any of the Bank's rights or remedies with respect to any collateral, security or other guaranties given to secure said obligations. Each of the undersigned waives any claim or other right which it might now have or hereafter acquire against any other person or entity that is primarily or contingently liable on the obligations that arise from the existence or performance of each of the undersigned's obligations under this Note, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Bank or any collateral security which the Bank now has or hereafter acquires, whether such claim, remedy or right arises in equity, under contract or statute, at common law, or otherwise.

             The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

             The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY

             EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

WARRANT OF ATTORNEY

             Each of the undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against any one or more of the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. No such judgment or judgments against less than all of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.


WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.



                                       METATEC CORPORATION

                                       By:
                                          --------------------------------------

                                       Its:
                                           -------------------------------------


WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.



                                       METATEC/DISCOVERY SYSTEMS, INC.

                                       By:
                                          --------------------------------------

                                       Its:
                                           -------------------------------------

                                 EXHIBIT 9(c)

                               CLOSING MEMORANDUM


                      THE HUNTINGTON NATIONAL BANK ("HNB")

                      LOANS TO METATEC CORPORATION ("MC")
                  AND METATEC/DISCOVERY SYSTEMS, INC. ("MDS")

                               C/M # 266900-81645



I.             PARTIES:

HNB:

The Huntington National Bank             Daniel W. Huffman
41 South High Street                     Assistant Vice President
Columbus, Ohio  43215                    (614) 480-5519
                                         (614) 480-3066 (Fax)

Attorneys for HNB:

Porter, Wright, Morris & Arthur          Timothy E. Grady/
("PWMA")                                 Donald W. Jordan
41 South High Street                     (614) 227-2105/227-2185
Columbus, Ohio 43215                     (614) 227-2100 (Fax)

                                         Susan E. Portwood (paralegal)
                                         (614) 227-2173
                                         (614) 227-2100 (Fax)

MC:

Metatec Corporation                      William H. Largent,
7001 Metatec Blvd.                       Executive Vice President &
Dublin, Ohio  43017                      Chief Financial Officer
                                         (614) 761-2000

MDS:

Metatec/Discovery Systems, Inc.
7001 Metatec Blvd.
Dublin, Ohio  43017


Attorneys for MC and MDS:

Baker & Hostetler ("BH")                 Kevin H. Connor
65 East State Street                     (614) 228-1541
Columbus, Ohio  43215                    (614) 462-2616 (Fax)



II.            CLOSING DOCUMENTS:

                               A.  Loan Documents


Responsible
Party
- -----------
BH                      1.        Certified Corporate Resolutions authorizing
                                  execution of loan documents for MC (form to
                                  be provided by PWMA)

PWMA                    2.        Closing Certificate of MC with the following
                                  Exhibits (in place from 5/13/94):

PWMA                              a.     Good Standing Certificates - Florida and
                                         Ohio
PWMA                              b.     Certified Articles of Incorporation
BH                                c.     Bylaws

BH                      3.        Certified Corporate Resolutions authorizing
                                  execution of loan documents for MDS (form to
                                  be provided by PWMA)

PWMA                    4.        Closing Certificate of MDS with the following
                                  Exhibits (in place from 5/13/94):

PWMA                              a.     Good Standing Certificates - Ohio
PWMA                              b.     Certified Articles of Incorporation
BH                                c.     Bylaws

PWMA                    5.        First Amendment to Loan Agreement with the
                                  following exhibit:

                                  a.     $4,800,000.00 Mortgage Note

PWMA                    6.        $4,800,000.00 Mortgage Note

PWMA                    7.        Open-End Mortgage, Assignment of Rents and
                                  Security Agreement - Dublin, Franklin County,
                                  Ohio Property

PWMA                    8.        Borrower's Affidavit

PWMA                    9.        Loan Expense and Disbursement Statement

PWMA                    10.       UCC-1 Financing Statements and other
                                  perfection devices for MC

                                  a.     Ohio Secretary of State
                                  b. Franklin County, Ohio Recorder (personal property records)
                                  c.     Franklin County, Ohio Recorder (fixtures
                                         - real estate records)
                                  d.     other locations, if necessary


                      B.  Real Estate Closing Requirements

SERVICE
  TITLE                 11.       Mortgagee's Title Insurance Commitment and
                                  Final Title Policy in an amount not less than
                                  $4,800,000.00, with variable interest rate,
                                  contiguity, and comprehensive endorsements
                                  (see HNB title standards)
SERVICE
  TITLE                 12.       Title Affidavits as required by title
                                  insurance company

MC                      13.       Cancellations of Lease, Cross-Easement
                                  Agreement, Party Wall Agreement

MC                      14.       As-Built Survey (see HNB survey standards)

HNB                     15.       Flood Hazard Certification (on survey)

MC                      16.       Insurance Certificates/Copies of Policies for
                                  real estate and personal property situated
                                  thereon naming HNB as loss payee, additional
                                  insured and mortgagee

MC                      17.       Phase I Environmental Report

HNB                     18.       Appraisal

MC                      19.       Deed, Closing Statement, Other Buy-Sell
                                  Documentation - Evidence of Purchase (Wilkins
                                  Property)

MC                      20.       Completion Evidences
                                  a.     Certificate of Occupancy
                                  b.     A/A Certificate of Substantial Completion
                                  c.     Indemnity, Lien Waivers/Evidences of
                                         Payment of Construction Costs (as
                                         required by Title Company)


MC                      21.       Releases of Mortgage and UCC Financing
                                  Statements (Wilkins Property)


PWMA                    22.       Instruction Letter (to Title Company)



                        C.  Miscellaneous Closing Requirements

BH                      23.       Borrowers' Counsel Opinion

HNB                     24.       Final Approval of Credit Facility

PWMA                    25.       Such other documents as HNB or its counsel
                                  may require after further review of
                                  documentation

                                   EXHIBIT A

AMORTIZATION SCHEDULE - FIXED MONTHLY PAYMENT

Interest:                    8.25%
Loan Amount:        $4,800,000.00
Term (Years):               15.00
Payment (monthly):     $46,566.74
Payments Start:           10/2/94

                                        Excess
  Month      Principal    Interest     Payments       Balance      Last Payment
  Oct-94     13566.74     33000.00                  4786433.26
  Nov-94     13660.01     32906.73                  4772773.25
  Dec-94     13753.92     32812.82                  4759019.33
  Jan-95     13848.48     32718.26                  4745170.85
  Feb-95     13943.69     32623.05                  4731227.17
  Mar-95     14039.55     32527.19                  4717187.62
  Apr-95     14136.07     32430.66                  4703051.54
  May-95     14233.26     32333.48                  4688818.29
  Jun-95     14331.11     32235.63                  4674487.17
  Jul-95     14429.64     32137.10                  4660057.54
  Aug-95     14528.84     32037.90                  4645528.70
  Sep-95     14628.73     31938.01                  4630899.97
  Oct-95     14729.30     31837.44                  4616170.67
  Nov-95     14830.56     31736.17                  4601340.10
  Dec-95     14932.52     31634.21                  4586407.58
  Jan-96     15035.19     31531.55                  4571372.39
  Feb-96     15138.55     31428.19                  4556233.84
  Mar-96     15242.63     31324.11                  4540991.21
  Apr-96     15347.42     31219.31                  4525643.79
  May-96     15452.94     31113.80                  4510190.85
  Jun-96     15559.18     31007.56                  4494631.68
  Jul-96     15666.14     30900.59                  4478965.54
  Aug-96     15773.85     30792.89                  4463191.69
  Sep-96     15882.29     30684.44                  4447309.39
  Oct-96     15991.49     30575.25                  4431317.91
  Nov-96     16101.43     30465.31                  4415216.48
  Dec-96     16212.12     30354.61                  4399004.36
  Jan-97     16323.58     30243.15                  4382680.77
  Feb-97     16435.81     30130.93                  4366244.97
  Mar-97     16548.80     30017.93                  4349696.16
  Apr-97     16662.58     29904.16                  4333033.59
  May-97     16777.13     29789.61                  4316256.46
  Jun-97     16892.47     29674.26                  4299363.98
  Jul-97     17008.61     29558.13                  4282355.37
  Aug-97     17125.54     29441.19                  4265229.83
  Sep-97     17243.28     29323.46                  4247986.55
  Oct-97     17361.83     29204.91                  4230624.72
  Nov-97     17481.19     29085.54                  4213143.53
  Dec-97     17601.38     28965.36                  4195542.15
  Jan-98     17722.38     28844.35                  4177819.76
  Feb-98     17844.23     28722.51                  4159975.54
  Mar-98     17966.91     28599.83                  4142008.63
  Apr-98     18090.43     28476.31                  4123918.21
  May-98     18214.80     28351.94                  4105703.41
  Jun-98     18340.03     28226.71                  4087363.38

AMORTIZATION SCHEDULE - FIXED MONTHLY PAYMENT

Interest:                    8.25%
Loan Amount:        $4,800,000.00
Term (Years):               15.00
Payment (monthly):     $46,566.74
Payments Start:           10/2/94

                                        Excess
  Month      Principal    Interest     Payments       Balance      Last Payment
  Jul-98     18466.11     28100.62                  4068897.27
  Aug-98     18593.07     27973.67                  4050304.20
  Sep-98     18720.90     27845.84                  4031583.30
  Oct-98     18849.60     27717.14                  4012733.70
  Nov-98     18979.19     27587.54                  3993754.51
  Dec-98     19109.67     27457.06                  3974644.83
  Jan-99     19241.05     27325.68                  3955403.78
  Feb-99     19373.34     27193.40                  3936030.44
  Mar-99     19506.53     27060.21                  3916523.91
  Apr-99     19640.64     26926.10                  3896883.28
  May-99     19775.66     26791.07                  3877107.61
  Jun-99     19911.62     26655.11                  3857195.99
  Jul-99     20048.51     26518.22                  3837147.48
  Aug-99     20186.35     26380.39                  3816961.13
  Sep-99     20325.13     26241.61                  3796636.00
  Oct-99     20464.86     26101.87                  3776171.13
  Nov-99     20605.56     25961.18                  3755565.57
  Dec-99     20747.22     25819.51                  3734818.35
Jan-2000     20889.86     25676.88                  3713928.49
Feb-2000     21033.48     25533.26                  3692895.01
Mar-2000     21178.08     25388.65                  3671716.93
Apr-2000     21323.68     25243.05                  3650393.24
May-2000     21470.28     25096.45                  3628922.96
Jun-2000     21617.89     24948.85                  3607305.07
Jul-2000     21766.51     24800.22                  3585538.55
Aug-2000     21916.16     24650.58                  3563622.39
Sep-2000     22066.83     24499.90                  3541555.56
Oct-2000     22218.54     24348.19                  3519337.02
Nov-2000     22371.30     24195.44                  3496965.72
Dec-2000     22525.10     24041.64                  3474440.62
Jan-2001     22679.96     23886.78                  3451760.67
Feb-2001     22835.88     23730.85                  3428924.78
Mar-2001     22992.88     23573.86                  3405931.90
Apr-2001     23150.96     23415.78                  3382780.95
May-2001     23310.12     23256.62                  3359470.83
Jun-2001     23470.38     23096.36                  3336000.45
Jul-2001     23631.73     22935.00                  3312368.72
Aug-2001     23794.20     22772.53                  3288574.52
Sep-2001     23957.79     22608.95                  3264616.73
Oct-2001     24122.50     22444.24                  3240494.23
Nov-2001     24288.34     22278.40                  3216205.89
Dec-2001     24455.32     22111.42                  3191750.57
Jan-2002     24623.45     21943.29                  3167127.12
Feb-2002     24792.74     21774.00                  3142334.38
Mar-2002     24963.19     21603.55                  3117371.19
Apr-2002     25134.81     21431.93                  3092236.38
May-2002     25307.61     21259.13                  3066928.77
Jun-2002     25481.60     21085.14                  3041447.17
Jul-2002     25656.79     20909.95                  3015790.38
Aug-2002     25833.18     20733.56                  2989957.20
Sep-2002     26010.78     20555.96                  2963946.42
Oct-2002     26189.61     20377.13                  2937756.82
Nov-2002     26369.66     20197.08                  2911387.16
Dec-2002     26550.95     20015.79                  2884836.21
Jan-2003     26733.49     19833.25                  2858102.72
Feb-2003     26917.28     19649.46                  2831185.44

AMORTIZATION SCHEDULE - FIXED MONTHLY PAYMENT

Interest:                    8.25%
Loan Amount:        $4,800,000.00
Term (Years):               15.00
Payment (monthly):     $46,566.74
Payments Start:           10/2/94

                                        Excess
  Month      Principal    Interest     Payments       Balance      Last Payment
Mar-2003     27102.34     19464.40                  2804083.10
Apr-2003     27288.67     19278.07                  2776794.44
May-2003     27476.28     19090.46                  2749318.16
Jun-2003     27665.17     18901.56                  2721652.99
Jul-2003     27855.37     18711.36                  2693797.61
Aug-2003     28046.88     18519.86                  2665750.73
Sep-2003     28239.70     18327.04                  2637511.03
Oct-2003     28433.85     18132.89                  2609077.18
Nov-2003     28629.33     17937.41                  2580447.85
Dec-2003     28826.16     17740.58                  2551621.69
Jan-2004     29024.34     17542.40                  2522597.36
Feb-2004     29223.88     17342.86                  2493373.48
Mar-2004     29424.79     17141.94                  2463948.68
Apr-2004     29627.09     16939.65                  2434321.59
May-2004     29830.78     16735.96                  2404490.82
Jun-2004     30035.86     16530.87                  2374454.95
Jul-2004     30242.36     16324.38                  2344212.59
Aug-2004     30450.28     16116.46                  2313762.32
Sep-2004     30659.62     15907.12                  2283102.70
Oct-2004     30870.41     15696.33                  2252232.29
Nov-2004     31082.64     15484.10                  2221149.65
Dec-2004     31296.33     15270.40                  2189853.32
Jan-2005     31511.50     15055.24                  2158341.82
Feb-2005     31728.14     14838.60                  2126613.68
Mar-2005     31946.27     14620.47                  2094667.42
Apr-2005     32165.90     14400.84                  2062501.52
May-2005     32387.04     14179.70                  2030114.48
Jun-2005     32609.70     13957.04                  1997504.78
Jul-2005     32833.89     13732.85                  1964670.89
Aug-2005     33059.62     13507.11                  1931611.26
Sep-2005     33286.91     13279.83                  1898324.35
Oct-2005     33515.76     13050.98                  1864808.59
Nov-2005     33746.18     12820.56                  1831062.42
Dec-2005     33978.18     12588.55                  1797084.23
Jan-2006     34211.78     12354.95                  1762872.45
Feb-2006     34446.99     12119.75                  1728425.46
Mar-2006     34683.81     11882.93                  1693741.65
Apr-2006     34922.26     11644.47                  1658819.39
May-2006     35162.35     11404.38                  1623657.03
Jun-2006     35404.10     11162.64                  1588252.94
Jul-2006     35647.50     10919.24                  1552605.44
Aug-2006     35892.57     10674.16                  1516712.86
Sep-2006     36139.34     10427.40                  1480573.53
Oct-2006     36387.79     10178.94                  1444185.73
Nov-2006     36637.96      9928.78                  1407547.77
Dec-2006     36889.85      9676.89                  1370657.93
Jan-2007     37143.46      9423.27                  1333514.46
Feb-2007     37398.83      9167.91                  1296115.64
Mar-2007     37655.94      8910.80                  1258459.70
Apr-2007     37914.83      8651.91                  1220544.87
May-2007     38175.49      8391.25                  1182369.38
Jun-2007     38437.95      8128.79                  1143931.43
Jul-2007     38702.21      7864.53                  1105229.22
Aug-2007     38968.29      7598.45                  1066260.93
Sep-2007     39236.19      7330.54                  1027024.74
Oct-2007     39505.94      7060.80                   987518.80

AMORTIZATION SCHEDULE - FIXED MONTHLY PAYMENT

Interest:                    8.25%
Loan Amount:        $4,800,000.00
Term (Years):               15.00
Payment (monthly):     $46,566.74
Payments Start:           10/2/94

                                        Excess
  Month      Principal    Interest     Payments       Balance      Last Payment
Nov-2007     39777.55      6789.19                   947741.25
Dec-2007     40051.02      6515.72                   907690.24
Jan-2008     40326.37      6240.37                   867363.87
Feb-2008     40603.61      5963.13                   826760.26
Mar-2008     40882.76      5683.98                   785877.50
Apr-2008     41163.83      5402.91                   744713.67
May-2008     41446.83      5119.91                   703266.84
Jun-2008     41731.78      4834.96                   661535.06
Jul-2008     42018.68      4548.05                   619516.38
Aug-2008     42307.56      4259.18                   577208.82
Sep-2008     42598.43      3968.31                   534610.39
Oct-2008     42891.29      3675.45                   491719.10
Nov-2008     43186.17      3380.57                   448532.93
Dec-2008     43483.07      3083.66                   405049.86
Jan-2009     43782.02      2784.72                   361267.84
Feb-2009     44083.02      2483.72                   317184.82
Mar-2009     44386.09      2180.65                   272798.73
Apr-2009     44691.25      1875.49                   228107.48
May-2009     44998.50      1568.24                   183108.98
Jun-2009     45307.86      1258.87                   137801.12
Jul-2009     45619.35       947.38                    92181.76
Aug-2009     45932.99       633.75                    46248.78
Sep-2009     46248.78       317.96                        0.00     46566.74
